Ivy Funds

Delaware Ivy Value Fund

Supplement to the Fund’s Statutory Prospectus and Statement of Additional Information
dated July 29, 2022, as amended

Effective immediately, the following replaces the information in the section of the prospectus entitled “Fund summaries – Delaware Ivy Value Fund – What are the Fund’s principal investment strategies?”:

Delaware Ivy Value Fund seeks to achieve its objective by investing in the common stocks of primarily large-capitalization companies that Delaware Management Company (Manager) believes are undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by the Manager and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Fund primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size.

Typically, the Manager seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. The Manager also considers a company’s plans for future operations on a selective basis. The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. The Fund typically holds a limited number of stocks (generally 30 to 45).

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

Effective immediately, the following replaces the information in the section of the prospectus entitled “Fund summaries – Delaware Ivy Value Fund – Who manages the Fund? – Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Start date
on the
Portfolio manager	Title with Delaware Management Company	Fund
Nikhil G. Lalvani,	Managing Director, Senior Portfolio Manager, Team Leader	December 2022
CFA
Robert A. Vogel Jr.,	Managing Director, Senior Portfolio Manager	December 2022
CFA
Kristen E.	Managing Director, Senior Portfolio Manager	December 2022
Bartholdson
Erin Ksenak	Senior Vice President, Portfolio Manager	December 2022

Effective immediately, the following replaces the information in the section of the prospectus entitled "How we manage the Funds – Our principal investment strategies – Delaware Ivy Value Fund":

The Fund seeks to achieve its objective to provide capital appreciation by primarily investing, for the long term, in the common stocks of large-capitalization US and, to a lesser extent, foreign companies that the Manager believes are undervalued. Large-capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. The Fund seeks to invest in stocks that are, in the opinion of the Manager, undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by the Manager and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. There is no guarantee, however, that the Fund will achieve its objective.

The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities that it believes are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund's investment objective.

The Fund invests primarily in securities of large-capitalization companies that the Manager believes have long-term capital appreciation potential. The Manager follows a value-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as:

●	a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company;

●	favorable earnings prospects and dividend yield potential;

●	the financial condition of the issuer; and

●	various qualitative factors.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Manager may evaluate, among other things, the factors listed above, the condition of the US economy, the condition of non-US economies, and changes in the condition and outlook in the issuer's industry sector. The Fund typically holds a limited number of stocks (generally 30 to 45).

The Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may invest in publicly traded partnerships (often referred to as MLPs). An MLP is an entity that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The Fund’s investments in MLPs will be limited by tax considerations.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use options on individual equity securities, in seeking to gain or increase exposure to, or facilitate trading in, certain securities or market sectors. The Fund also may use written options contracts on individual equity securities to enhance return. In addition, the Fund may use futures contracts on domestic equity indexes in an attempt to hedge market risk on equity securities.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

Effective immediately, the following replaces the information in the section of the prospectus entitled "Who manages the Funds – Portfolio managers – Delaware Ivy Value Fund":

Nikhil G. Lalvani, Robert A. Vogel Jr., Kristen E. Bartholdson and Erin Ksenak are primarily responsible for the day-to-day portfolio management of Delaware Ivy Value Fund.

Nikhil G. Lalvani, CFA Managing Director, Senior Portfolio Manager, Team Leader
Nikhil G. Lalvani is a Senior Portfolio Manager for the firm’s US Large Cap Value Equity team and assumed the role of Team Leader in October 2018. At Macquarie Asset Management, Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Robert A. Vogel Jr., CFA Managing Director, Senior Portfolio Manager
Robert A. Vogel Jr. is a Senior Portfolio Manager for the firm’s US Large Cap Value Equity team. Prior to joining Macquarie Asset Management in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the US Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the CFA Society New York, the CFA Institute, and the CFA Society of Philadelphia.

Kristen E. Bartholdson Managing Director, Senior Portfolio Manager
Kristen E. Bartholdson is a Senior Portfolio Manager for the firm’s US Large Cap Value Equity team. Prior to joining Macquarie Asset Management in 2006 as an equity analyst, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Erin Ksenak Senior Vice President, Portfolio Manager
Erin Ksenak is a Portfolio Manager on the firm’s US Large Cap Value Equity team, a role she assumed in December 2020. Prior to joining Macquarie Asset Management in May 2017 as an equity analyst for the US Large Cap Value Equity team, she worked at Affinity Investment Advisors from 2014 to April 2017 as a portfolio manager for the domestic and international equity investment team. Before that, Ksenak worked at Miller Investment Management as a research associate. From 2009 to 2014, she worked at Morgan Stanley Investment Management (later known as Echo Point Investment Management) as a senior research analyst. Ksenak graduated summa cum laude from Fordham University with a bachelor’s degree in finance.

The SAI provides additional information about the portfolio managers' compensation and other accounts managed by the portfolio managers.

Effective immediately, all references to Matthew T. Norris in the statement of additional information are removed and the following is added alphabetically as of October 31, 2022 to the chart in the statement of additional information in the section entitled “Portfolio Managers – Other Accounts Managed”:

				Total Assets in
			No. of Accounts	Accounts with
	No. of	Total Assets	with Performance-	Performance-Based
	Accounts	Managed	Based Fees	Fees
Kristen E. Bartholdson
Registered investment companies	5	$9.2 billion	0	0
Other pooled investment vehicles	4	$793.5 million	0	0
Other accounts	25	$4.3 billion	0	0
Erin Ksenak
Registered investment companies	5	$9.2 billion	0	0
Other pooled investment vehicles	4	$793.5 million	0	0
Other accounts	25	$4.3 billion	0	0
Nikhil G. Lalvani
Registered investment companies	6	$9.3 billion	0	0
Other pooled investment vehicles	4	$793.5 million	0	0
Other accounts	25	$4.3 billion	0	0
Robert A. Vogel Jr.
Registered investment companies	5	$9.2 billion	0	0
Other pooled investment vehicles	4	$793.5 million	0	0
Other accounts	25	$4.3 billion	0	0

Effective immediately, the following is added to the statement of additional information in the section entitled “Portfolio Managers – Compensation Structure”:

Bonus — U.S. Large Cap Value Equity (Lalvani, Bartholdson, Vogel, Ksenak). Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated December 5, 2022.